LOCKUP AGREEMENT

The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the expiration of the Pledge and Escrow Agreement (the "Pledge and Escrow Agreement") dated as of December ___, 2005 between Benton Wilcoxon (the "Pledgor"), Earthshell Corporation, David Gonzalez, Esq., Cornell Capital Partners, LP ("Cornell") (the "Lock-up Period"), the Pledgor will not, directly or indirectly, without the prior written consent of the Cornell,

      (i) upon and after the occurrence of an Event of Default (as such term is defined in the Pledge and Escrow Agreement), pledge, encumber, hypothecate, grant a security interest in, lend, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, assign, distribute or otherwise encumber or dispose of any Common Stock or Securities (as defined below) of Composite Technology Corporation.

      For purposes hereof, "Securities" shall include, without limitation, any capital stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein.

      This Lockup Agreement is a condition precedent to the Pledge and Escrow Agreement and is a material inducement to Cornell entering into the Pledge and Escrow Agreement and extending certain financial accommodations to Earthshell Corporation. Cornell would not have extended such financial accommodations to Earthshell Corporation absent this Lockup Agreement.

Dated:      _______________, 2005

                                    Signature


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